SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         May 5, 2005



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551



          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)[_]   Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))






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Item 2.02  Results of Operations and Financial Condition.

On May 5, 2005, The L.S. Starrett Company (the "Company") issued a Quarterly Shareholder Earnings Letter ("Shareholder Letter") which contained a summary of the Company's consolidated financial results for its third quarter of fiscal 2005. A copy of the Shareholder Letter is being furnished as Exhibit 99.1 to this Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

        99.1 Quarterly Shareholder Earnings Letter dated May 5, 2005 containing the summary of consolidated financial results for the third quarter of fiscal 2005.


                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE L.S. STARRETT COMPANY


Date:  May 6, 2005                  By: s/ ROGER U. WELLINGTON, JR.
                                    Name:  Roger U. Wellington, Jr.
                                    Title: Vice President, Treasurer and
                                           Chief Financial Officer




















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